Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Yearly Report of Sealand Natural Resources Inc. (the “Company”) on Form 10-K for the year ended May 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Matteson, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Yearly Report on Form 10-K for the year ended May 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Yearly Report on Form 10-K for the year ended May 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Sealand Natural Resources Inc.

Dated: September 15, 2014	/s/ Steve Matteson
Chief Financial Officer
(Principal Financial Officer)